Financial Instruments and Financial Risk Management - Summary of Movement in Allowance for Expected Credit Loss in Respect of Trade and Other Receivables (Details) - Trade and Other Receivables - USD ($)
$ in Thousands
	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Trade And Other Current Receivables [Line Items]
Balance, beginning of year	$ 29,506	$ 29,038
Business combinations	2,837	2,100
Bad debt expenses	14,846	30,992
Amount written off and recoveries	(19,631)	(33,302)
Effect of movements in exchange rates	(2,297)	678
Balance, end of year	$ 25,261	$ 29,506